SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 30, 1997


                           ACT TELECONFERENCING, INC.
             (Exact name of registrant as specified in its charter)


         COLORADO                    0-14731                   84-1132665
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                            Identification No.)


      1658 Cole Boulevard, Suite 162, Golden, Colorado           80401
          (Address of principal executive offices)             (Zip Code)



                                 (303) 233-3500
                        (Registrant's telephone number)




Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         As set forth below, the Company sold in a series of private placements in compliance with Regulation S under the Securities Act of 1933, as amended ("Securities Act"), an aggregate of 329,670 shares of Common Stock through the exercise of warrants previously granted to various investors at exercise prices ranging from $3.25 to $3.50. These warrants were initially issued on various dates between April 28, 1995 and May 15, 1995, in connection with a series of stock and warrant offerings in compliance with Regulation S of the Securities Act.

 EXERCISE DATE      WARRANTS EXERCISED     SHARES ISSUED     NET CONSIDERATION

     June 30, 1997       329,670             329,670            $1,146,353

         In all instances the warrants were exercised outside the U.S. by persons or entities who certified that they were non-U.S. persons as defined in Regulation S and the shares were all delivered in accordance with such Regulation.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ACT TELECONFERENCING, INC.



Date:  July 15, 1997                    By: /s/ Gavin Thomson
                                            ------------------------------------
                                            its: Chief Financial Officer
                                                 -------------------------------